UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 24, 2003
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                             Southwest Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)


          Oklahoma                   0-23064                    73-1136584
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(State or other jurisdiction     (Commission file             (IRS Employer
     of incorporation)                number)             Identification Number)


               608 South Main Street, Stillwater, Oklahoma 74074
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              (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code:  (405) 372-2230
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Item 5. Other Events and Required FD Disclosure.
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Other Event: On July 24, 2003, the Board of Directors of Southwest Bancorp, Inc.
declared a stock split in the form of a 2-for-1 stock dividend payable on August 29, 2003 to shareholders of record on August 15, 2003, as described in the press release attached as Exhibit 99.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
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(a) Financial Statements. Not applicable.
(b) Pro Forma Financial Information. Not applicable.
(c) Exhibits. Exhibit 99--Press Release date July 30, 2003





                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Southwest Bancorp, Inc.

                                            By: /s/ Kerby E. Crowell
                                                ----------------------
                                                Kerby E. Crowell
                                                Executive Vice President and
                                                Chief Financial Officer
Dated: August 5, 2003